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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): January 23, 2006


                          INTERNATIONAL COAL GROUP, INC
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               (Exact Name of Registrant as Specified in Charter)

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

          DELAWARE                     001-32679                20-2641185
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  (State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)
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
2000 ASHLAND DRIVE
ASHLAND, KENTUCKY                                                   41101
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(Address of Principal Executive Offices)                           Zip Code)
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Registrants' telephone number, including area code:  (606) 920-7400


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01. REGULATION FD DISCLOSURE.

     As previously reported, on January 2, 2006, an explosion occurred at our Sago Mine in Tallmansville, West Virginia. The Sago Mine is operated by our subsidiary Wolf Run Mining Company (f/k/a Anker West Virginia Mining Company,
Inc.). We have committed our full cooperation with the investigation by federal and state mine regulatory authorities to determine the true cause of the explosion.

     Based on currently available information, management believes that the temporary closure of the Sago Mine is not expected to have any material negative effect on ICG's financial condition or operations. Through November
30, 2005, operations at the Sago Mine accounted for 2.3% of our consolidated revenues. Production for the Sago Mine for 2004 was 396,757 tons and for 2005 was 507,775 tons. In the State of West Virginia, each employer is required to maintain worker's compensation insurance for each employee employed in the state. ICG participates in the West Virginia workers compensation system through a private insurer. In addition, ICG has excess liability insurance coverage to address potential damage claims outside the scope of the workers compensation program.

     On January 23, 2006, Bennett K. Hatfield, our President and Chief Executive
Officer, testified before the United States Senate Committee on Appropriations -
Subcommittee on Labor, Health and Human Services, Education and Related Agencies at the Hearing on Sago Mine Disaster and Overview of Mine Safety. Mr. Hatfield's testimony discussed the explosion at the Sago Mine, the ensuing rescue efforts, and the on-going federal and state investigations by the Mine Safety and Health
Administration (MSHA) and the State of West Virginia into the cause of the Sago
Mine explosion. The full text of Mr. Hatfield's written statement to the subcommittee is furnished as Exhibit 99.1 to this Report.

     The information in this Item 7.01 and Item 9.01(b) is being furnished and will not be deemed "filed" for the purposes of Section 18 of the Securities
Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section.

     Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.


     None.

     (b) Exhibits.

     99.1 Written Statement of Bennett K. Hatfield before the United States
          Senate Committee on Appropriations - Subcommittee on Labor, Health and
          Human Services, Education and Related Agencies, dated January 23,
          2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERNATIONAL COAL GROUP, INC.



                              By: /s/ Bennett K. Hatfield
                                  ----------------------------------------------
                                  Name:  Bennett K. Hatfield
                                  Title: Chief Executive Officer and President


Date: January 26, 2006

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